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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 16, 2008

                          BERKSHIRE HILLS BANCORP, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                       0-51584                04-3510455
         --------                       --------               ----------
(State or other jurisdiction of        (Commission            (IRS Employer
         incorporation)                File Number)         Identification No.)

         24 North Street, Pittsfield, Massachusetts            01201
         ------------------------------------------            ------
         (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (413) 443-5601
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01       OTHER EVENTS.
                ------------

         On May 16, 2008, Berkshire Hills Bancorp, Inc., the holding company of Berkshire Bank (the "Bank"), issued a press release announcing the results of its annual meeting of stockholders and summarizing the presentation given by Michael P. Daly, President and Chief Executive Officer of Berkshire Hills Bancorp, Inc., at the meeting. The press release dated May 4, 2007 is included as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.
                ---------------------------------

        (a)     Financial Statements of Businesses Acquired: Not applicable

        (b)     Pro Forma Financial Information:  Not applicable

        (c)     Shell Company Transactions: Not applicable

        (d)     Exhibits

                Number            Description

                99.1              Press Release Dated May 16, 2008


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    Berkshire Hills Bancorp, Inc.



Date: May 16, 2008                  By: /s/ Kevin P. Riley
                                        ----------------------------------------
                                        Kevin P. Riley
                                        Executive Vice President and Chief
                                           Financial Officer